Exhibit 32.2

SECTION 1350 CERTIFICATION

In connection with the quarterly report of FrankSpeech Network, Inc. (formerly known as InCapta, Inc.) (“Company”) on Form 10-Q as filed with the Securities and Exchange Commission (“Report”), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to their knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 27, 2025	/s/ Ean Martin
Ean Martin, Chief Financial Officer
(Principal Accounting Officer)